Exhibit T3A.29

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Interactive Commercial Information of the Commercial Registries of Spain MADRID Commercial Registry

Issued: 03/02/2025 at 09:46 hours.

For any queries regarding the request you have just made, remember the assigned application number:

Application no.: N86CU38U

Index of requested headings:

•	General data

•	Current presentation entries

•	Special situations

•	Share capital

•	Directors and company officers

•	Auditors

•	Legal representative

•	List of registered acts published in the BORME [Official Gazette of the Spanish Commercial Registry]

•	Deposit of annual accounts

•	Legalised books

General data	Index

Name:	INTRUM SERVICING SPAIN SA

Start date of operations:	17/01/2008

Corporate address:	C/ VIA DE LOS POBLADOS 3 - EDIFICIO 1, PARQUE EMPRESARIAL CRISTALIA MADRID 28033-MADRID

Duration:	Indefinite

N.I.F. [tax ID]:	A85582377 EUID: ES28065.080848394

Registry data:	Folio M-473332 Volume 29492 Page 210 IRUS [Unique company registration identifier]: 1000282978782

Object of the company:	1a) the acquisition, holding, management, administration, disposal and sale of portfolios of debts of any kind acquired by the Company from financial institutions or any other type (CNAE 8291); b) the provision of judicial and extrajudicial debt collection services, credit information, financial analysis and purchase and recovery of debt portfolios and related businesses (CNAE 8291); c) the acquisition, disposal, leasing and administration of assets

Secure Verification Code (CSV): 099999083A745186DC638635

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d) the making of investments in financial markets or placements through financial intermediaries, except for activities regulated by legislation on Collective Investment Institutions and the Securities Market; e) the subscription, acquisition, holding, management, administration, disposal and sale of shares or holdings in other companies, whether or not resident in Spanish territory, whatever their object (CNAE 6420); f) the acquisition, holding, administration, management, operation, exploitation, disposal by any title and sale of all kinds of real estate, credits, debentures, bonds, fixed or variable income real estate securities, public or private, shares and holdings in all kinds of companies (CNAE 6810, 6820and 6832); g) the provision of consultancy, management, information, training and advisory services of a commercial, mercantile, administrative and financial accounting nature to all kinds of natural or legal persons (CNAE 7022); h) the financial intermediation for a client for the conclusion of a loan or credit contract for any purpose, by presenting, proposing or carrying out preparatory work for the conclusion of the aforementioned contracts, including, where appropriate, making such contracts available to consumers for their subscription (CNAE 6492); i) the marketing, by any means, of real estate, whether rural or urban property, plots of land, developments under construction or completed, dwellings, business premises or any other such property (CNAE 6810, 6820and 6832): and j) the performance, by any means or medium, of all kinds of marketing and advertising activities aimed at marketing real estate The aforementioned activities may be carried out either directly or indirectly, including through participation in other companies with an identical or similar purpose. The Company may assume the unitary management of a group of companies, even if their corporate purpose is different from that of the former, including the management and consultancy of companies in all areas, through the corresponding professionals. All activities for the exercise of which the law requires special requirements that are not met by this company are excluded. Specifically excluded are those cases subject to Collective Investment and Securities Market legislation. Likewise, those activities that so require shall be carried out by qualified professionals.

C.N.A.E. [National Classification of Economic Activities]:	8291 - Activities of collection and commercial information agencies

Structure of the body:	Board of Directors

Secure Verification Code (CSV): 099999083A745186DC638635

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Sole shareholder:	The company on this folio is a sole proprietorship, its sole shareholder being INTRUM HOLDING SPAIN SA, with NIF [tax identification number] A86128147.

Last accounting deposit:	2023

Current presentation entries		Index

Document Journal:	Data updated on 03/02/2025, at 09:29 hours

Journal: 2024 Entry: 81838 Filing date: 20/12/2024 Deed date: 04/12/2024 Notary public: GUTIERREZ MORENO PEDRO LUIS Residence: MADRID - MADRID Protocol: 2024/2956 This document has been withdrawn by the interested party since 27/11/2024

Journal of accounts:	Data updated on 03/02/2025, at 09:09 hours

Journal/entry: No current filing entries

Journal of books:	Data updated on 03/02/2025, at 09:00 hours

Journal/entry: No current filing entries

Journal of auditors and experts:	Data updated on 03/02/2025, at 09:00 hours

Journal/entry: No current filing entries

Special situations		Index

There are no special situations

Share capital		Index

Subscribed capital:	450,500.00 Euros.

Paid-up capital:	450,500.00 Euros.

Directors and company officers		Index

Name:	ARANGUREN DELGADO JAVIER

DNI [ID]:	44580043V

Position:	Adviser

Secure Verification Code (CSV): 099999083A745186DC638635

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Date of appointment:	01/03/2021

Duration:	01/03/2027

Registration:	83

Registration date:	08/04/2021

Deed date:	10/03/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/457

Name:	ARANGUEZ CORTES ANA

DNI:	05915557A

Position:	Adviser

Date of appointment:	12/12/2023

Duration:	12/12/2029

Registration:	106

Registration date:	21/02/2024

Deed date:	12/01/2024

Notary public/Certifying Officer:	BARREIROS FERNANDEZ FRANCISCO JAVIER

Residence:	MADRID - MADRID

Protocol number:	2024/35

Name:	TELLADO NOGUEIRA ENRIQUE

DNI:	33316316B

Position:	Adviser

Date of appointment:	10/01/2024

Secure Verification Code (CSV): 099999083A745186DC638635

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Duration:	10/01/2030

Registration:	110

Registration date:	27/03/2024

Deed date:	12/01/2024

Notary public/Certifying Officer:	BARREIROS FERNANDEZ FRANCISCO JAVIER

Residence:	MADRID - MADRID

Protocol number:	2024/37

Name:	INTRUM HOLDING SPAIN SA

DNI:	A86128147

Position:	Sole shareholder

Date of appointment:	24/03/2011

Registration:	15

Registration date:	23/07/2014

Deed date:	18/07/2014

Notary public/Certifying Officer:	JORQUERA GARCIA LUIS

Residence:	MADRID - MADRID

Protocol number:	2014/2249

Name:	TELLADO NOGUEIRA ENRIQUE

DNI:	33316316B

Position:	Presidente

Date of appointment:	10/01/2024

Duration:	10/01/2030

Registration:	110

Secure Verification Code (CSV): 099999083A745186DC638635

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Registration date:	27/03/2024

Deed date:	12/01/2024

Notary public/Certifying Officer:	BARREIROS FERNANDEZ FRANCISCO JAVIER

Residence:	MADRID - MADRID

Protocol number:	2024/37

Name:	ARANGUREN DELGADO JAVIER

DNI:	44580043V

Position:	Vice-President

Date of appointment:	12/12/2023

Duration:	01/03/2027

Registration:	116

Registration date:	24/04/2024

Deed date:	12/01/2024

Notary public/Certifying Officer:	BARREIROS FERNANDEZ FRANCISCO JAVIER

Residence:	MADRID - MADRID

Protocol number:	2024/35

Name:	ZHU CAO JIE

DNI:	29621392Z

Position:	Non-board member secretary

Date of appointment:	14/03/2024

Duration:	Indefinite

Registration:	117

Registration date:	03/06/2024

Secure Verification Code (CSV): 099999083A745186DC638635

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Deed date:	19/03/2024

Notary public/Certifying Officer:	FERNÁNDEZ-MERINO RODRÍGUEZ-BUSTAMANTE JAVIER

Residence:	MADRID - MADRID

Protocol number:	2024/1098

Name:	SUAREZ GARNELO ANA

DNI:	70056285X

Position:	Non-board member secretary

Date of appointment:	14/03/2024

Duration:	Indefinite

Registration:	117

Registration date:	03/06/2024

Deed date:	19/03/2024

Notary public/Certifying Officer:	FERNÁNDEZ-MERINO RODRÍGUEZ-BUSTAMANTE JAVIER

Residence:	MADRID - MADRID

Protocol number:	2024/1098

Pursuant to Article 145.1 of the Commercial Registry Regulations, the appointment of directors expires when the next general meeting is held after the expiry of the term of office or the statutory period for holding the meeting to approve the previous year’s accounts has expired.

Auditors		Index

Name:	DELOITTE AUDITORES SL (Auditor)

DNI:	31/10/2024

Residence:	MADRID - MADRID

Secure Verification Code (CSV): 099999083A745186DC638635

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Duration:	Year 2024-2024

Registration:	123

Registration date:	23/12/2024

Deed date:	02/12/2024

Notary public/Certifying Officer:	Non-board member secretary

Residence:	MADRID - MADRID

Legal representative		Index

Name:	RUIZ CABRERA CARLOS (Legal representative)

DNI:	74682769K

Date of appointment:	23/03/2015

Duration:	Indefinite

Registration:	25

Registration date:	21/04/2015

Deed date:	08/04/2015

Notary public/Certifying Officer:	JORQUERA GARCIA LUIS

Residence:	MADRID - MADRID

Protocol number:	2015/949

Name:	ALVAREZ DE MON GONZALEZ MELCHOR (Legal representative)

DNI:	05305053B

Date of appointment:	15/06/2015

Duration:	Indefinite

Registration:	30

Registration date:	26/06/2015

Secure Verification Code (CSV): 099999083A745186DC638635

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Deed date:	16/06/2015

Notary public/Certifying Officer:	MIGUEL ROSES MARIA ROSARIO DE

Residence:	MADRID - MADRID

Protocol number:	2015/1339

Name:	ARANGUREN DELGADO JAVIER (Joint and several representative)

DNI:	34265612M

Date of appointment:	15/06/2015

Duration:	Indefinite

Registration:	30

Registration date:	26/06/2015

Deed date:	16/06/2015

Notary public/Certifying Officer:	MIGUEL ROSES MARIA ROSARIO DE

Residence:	MADRID - MADRID

Protocol number:	2015/1339

Name:	MARTIN SAINZ JORGE (Joint and several representative)

DNI:	51694984T

Date of appointment:	15/06/2015

Duration:	Indefinite

Registration:	30

Registration date:	26/06/2015

Deed date:	16/06/2015

Notary public/Certifying Officer:	MIGUEL ROSES MARIA ROSARIO DE

Residence:	MADRID - MADRID

Secure Verification Code (CSV): 099999083A745186DC638635

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Protocol number:	2015/1339

Name:	AMANTEGUI LORENZO JAVIER (Joint and several representative)

DNI:	7859092S

Date of appointment:	15/06/2015

Duration:	Indefinite

Registration:	30

Registration date:	26/06/2015

Deed date:	16/06/2015

Notary public/Certifying Officer:	MIGUEL ROSES MARIA ROSARIO DE

Residence:	MADRID – MADRID

Protocol number:	2015/1339

Name:	ARANGUREN DELGADO JAVIER (Legal representative)

DNI:	44580043V

Date of appointment:	15/06/2015

Duration:	Indefinite

Registration:	32

Registration date:	26/06/2015

Deed date:	17/06/2015

Notary public/Certifying Officer:	MIGUEL ROSES MARIA ROSARIO DE

Residence:	MADRID – MADRID

Protocol number:	2015/1350

Name:	ARANGUREN DELGADO FRANCISCO JAVIER (Legal representative)

Secure Verification Code (CSV): 099999083A745186DC638635

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DNI:	44580043V

Date of appointment:	23/06/2015

Duration:	Indefinite

Registration:	33

Registration date:	26/06/2015

Deed date:	23/06/2015

Notary public/Certifying Officer:	JORQUERA GARCIA LUI

Residence:	MADRID - MADRID

Protocol number:	2015/1962

Name:	ARANGUREN DELGADO JAVIER (Legal representative)

DNI:	44580043V

Date of appointment:	18/11/2015

Duration:	Indefinite

Registration:	37

Registration date:	18/12/2015

Deed date:	10/12/2015

Notary public/Certifying Officer:	JORQUERA GARCIA LUIS

Residence:	MADRID - MADRID

Protocol number:	2015/4080

Name	RUIZ CABRERA CARLOS ADOLFO (Legal representative)

DNI:	74682769K

Date of appointment:	16/03/2016

Duration:	Indefinite

Secure Verification Code (CSV): 099999083A745186DC638635

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Registration:	44

Registration date:	22/03/2016

Deed date:	16/03/2016

Notary public/Certifying Officer:	JORQUERA GARCIA LUIS

Residence:	MADRID - MADRID

Protocol number:	2016/737

Name:	GARCIA ALBACETE ESTEBAN (Legal representative)

DNI:	50454903X

Date of appointment:	08/08/2016

Duration:	Indefinite

Registration:	46

Registration date:	14/09/2016

Deed date:	05/09/2016

Notary public/Certifying Officer:	BARREIROS FERNANDEZ FRANCISCO JAVIER

Residence:	MADRID - MADRID

Protocol number:	2016/1624

Name:	MARTINEZ VALDAVIECO CELIA (Legal representative)

DNI:	12742078D

Date of appointment:	08/08/2016

Duration:	Indefinite

Registration:	46

Registration date:	14/09/2016

Deed date:	05/09/2016

Secure Verification Code (CSV): 099999083A745186DC638635

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Notary public/Certifying Officer:	BARREIROS FERNANDEZ FRANCISCO JAVIER

Residence:	MADRID - MADRID

Protocol number:	2016/1624

Name:	HERNANDEZ MARTINEZ DARIO (Legal representative)

DNI:	34811503Z

Date of appointment:	08/08/2016

Duration:	Indefinite

Registration:	46

Registration date:	14/09/2016

Deed date:	05/09/2016

Notary public/Certifying Officer:	BARREIROS FERNANDEZ FRANCISCO JAVIER

Residence:	MADRID - MADRID

Protocol number:	2016/1624

Name:	JABONERO CARRASCO LORENA (Legal representative)

DNI:	03133194L

Date of appointment:	08/08/2016

Duration:	Indefinite

Registration:	46

Registration date:	14/09/2016

Deed date:	05/09/2016

Notary public/Certifying Officer:	BARREIROS FERNANDEZ FRANCISCO JAVIER

Residence:	MADRID - MADRID

Protocol number:	2016/1624

Secure Verification Code (CSV): 099999083A745186DC638635

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Name:	RUIZ CABRERA CARLOS (Legal representative)

DNI:	74682769K

Date of appointment:	08/08/2016

Duration:	Indefinite

Registration:	46

Registration date:	14/09/2016

Deed date:	05/09/2016

Notary public/Certifying Officer:	BARREIROS FERNANDEZ FRANCISCO JAVIER

Residence:	MADRID – MADRID

Protocol number:	2016/1624

Name:	HERNANDEZ INIESTA CONSUELO (Joint and several representative)

DNI:	50213366L

Date of appointment:	03/04/2017

Duration:	Indefinite

Registration:	50

Registration date:	07/04/2017

Deed date:	03/04/2017

Notary public/Certifying Officer:	JORQUERA GARCIA LUIS

Residence:	MADRID – MADRID

Protocol number:	2017/653

Name:	GARCIA ALBACETE ESTEBAN (Joint and several representative)

DNI:	50454903X

Secure Verification Code (CSV): 099999083A745186DC638635

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Date of appointment:	03/04/2017

Duration:	Indefinite

Registration:	51

Registration date:	07/04/2017

Deed date:	03/04/2017

Notary public/Certifying Officer:	JORQUERA GARCIA LUIS

Residence:	MADRID - MADRID

Protocol number:	2017/654

Name:	DE LOPE BASANTA MIGUEL ANGEL (Joint and several representative)

DNI:	00670125C

Date of appointment:	03/04/2017

Duration:	Indefinite

Registration:	51

Registration date:	07/04/2017

Deed date:	03/04/2017

Notary public/Certifying Officer:	JORQUERA GARCIA LUIS

Residence:	MADRID - MADRID

Protocol number:	2017/654

Name:	RUIZ CABRERA CARLOS ADOLFO (Joint representative)

DNI:	74682769K

Date of appointment:	03/04/2017

Duration:	Indefinite

Registration:	51

Secure Verification Code (CSV): 099999083A745186DC638635

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Registration date:	07/04/2017

Deed date:	03/04/2017

Notary public/Certifying Officer:	JORQUERA GARCIA LUIS

Residence:	MADRID - MADRID

Protocol number:	2017/654

Name:	GARCIA ALBACETE ESTEBAN (Joint representative)

DNI:	50454903X

Date of appointment:	23/05/2017

Duration:	Indefinite

Registration:	53

Registration date:	25/05/2017

Deed date:	23/05/2017

Notary public/Certifying Officer:	BARREIROS FERNANDEZ FRANCISCO JAVIER

Residence:	MADRID - MADRID

Protocol number:	2017/950

Name:	RUIZ CABRERA CARLOS ADOLFO (Joint representative)

DNI:	74682769K

Date of appointment:	23/05/2017

Duration:	Indefinite

Registration:	53

Registration date:	25/05/2017

Deed date:	23/05/2017

Notary public/Certifying Officer:	BARREIROS FERNANDEZ FRANCISCO JAVIER

Secure Verification Code (CSV): 099999083A745186DC638635

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Residence:	MADRID – MADRID

Protocol number:	2017/950

Name:	DE LOPE BASANTA MIGUEL ANGEL (Joint representative)

DNI:	00670125C

Date of appointment:	23/05/2017

Duration:	Indefinite

Registration:	53

Registration date:	25/05/2017

Deed date:	23/05/2017

Notary public/Certifying Officer:	BARREIROS FERNANDEZ FRANCISCO JAVIER

Residence:	MADRID - MADRID

Protocol number:	2017/950

Name:	GONZALEZ LOPEZ JOAQUIN (Joint and several representative)

DNI:	20255283B

Date of appointment:	13/06/2017

Duration:	Indefinite

Registration:	56

Registration date:	29/06/2017

Deed date:	23/06/2017

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2017/1105

Secure Verification Code (CSV): 099999083A745186DC638635

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Name:	CARLOS RUIZ CABRERA (Joint and several representative)

DNI:	74682769K

Date of appointment:	13/06/2017

Duration:	Indefinite

Registration:	56

Registration date:	29/06/2017

Deed date:	23/06/2017

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID – MADRID

Protocol number:	2017/1105

Name:	ARANGUREN DELGADO JAVIER (Joint and several representative)

DNI:	44580043V

Date of appointment:	13/06/2017

Duration:	Indefinite

Registration:	57

Registration date:	29/06/2017

Deed date:	23/06/2017

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2017/1106

Name:	RUIZ CABRERA CARLOS (Joint and several representative)

DNI:	74682769K

Date of appointment:	13/06/2017

Secure Verification Code (CSV): 099999083A745186DC638635

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Duration:	Indefinite

Registration:	57

Registration date:	29/06/2017

Deed date:	23/06/2017

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID – MADRID

Protocol number:	2017/1106

Name:	ZURBANO LOPEZ ALEJANDRO (Legal representative)

DNI:	11804008V

Date of appointment:	27/10/2017

Duration:	Indefinite

Registration:	59

Registration date:	06/11/2017

Deed date:	27/10/2017

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2017/2018

Name:	RASCÓN SAN MIGUEL PAULINA (Legal representative)

DNI:	20255283B

Date of appointment:	03466932G

Duration:	27/10/2017

Registration:	59

Registration date:	06/11/2017

Secure Verification Code (CSV): 099999083A745186DC638635

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Deed date:	27/10/2017

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2017/2018

Name:	GARCIA ALBACETE ESTEBAN (Legal representative)

DNI:	50454903X

Date of appointment:	16/04/2018

Duration:	Indefinite

Registration:	63

Registration date:	08/05/2018

Deed date:	16/04/2018

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2018/1014

Name:	GONZALEZ LOPEZ JOAQUIN (Legal representative)

DNI:	20255283B

Date of appointment:	16/04/2018

Duration:	Indefinite

Registration:	63

Registration date:	08/05/2018

Deed date:	16/04/2018

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Secure Verification Code (CSV): 099999083A745186DC638635

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Protocol number:	2018/1014

Name:	ARANGUREN DELGADO JAVIER (Legal representative)

DNI:	44580043V

Date of appointment:	16/04/2018

Duration:	Indefinite

Registration:	63

Registration date:	08/05/2018

Deed date:	16/04/2018

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2018/1014

Name:	RUIZ CABRERA CARLOS ADOLFO (Legal representative)

DNI:	74682769K

Date of appointment:	16/04/2018

Duration:	Indefinite

Registration:	63

Registration date:	08/05/2018

Deed date:	16/04/2018

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2018/1014

Name:	ARANGUREN DELGADO JAVIER (Joint and several representative)

Secure Verification Code (CSV): 099999083A745186DC638635

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

DNI:	44580043V

Date of appointment:	04/07/2018

Duration:	Indefinite

Registration:	68

Registration date:	03/08/2018

Deed date:	11/07/2018

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID – MADRID

Protocol number:	2018/2241

Name:	RUIZ CABRERA CARLOS (Joint and several representative)

DNI:	74682769K

Date of appointment:	04/07/2018

Duration:	Indefinite

Registration:	68

Registration date:	03/08/2018

Deed date:	11/07/2018

Notary public/Certifying Officer:	BARREIROS FERNANDEZ FRANCISCO JAVIER

Residence:	MADRID - MADRID

Protocol number:	2018/2241

Name:	RUIZ CABRERA CARLOS ADOLFO (Joint and several representative)

DNI:	03466932G

Date of appointment:	04/07/2018

Duration:	Indefinite

Secure Verification Code (CSV): 099999083A745186DC638635

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Registration:	68

Registration date:	03/08/2018

Deed date:	11/07/2018

Notary public/Certifying Officer:	BARREIROS FERNANDEZ FRANCISCO JAVIER

Residence:	MADRID - MADRID

Protocol number:	2018/2241

Name:	CALLE PAJUELO CARLOS (Legal representative)

DNI:	52962646V

Date of appointment:	19/12/2019

Duration:	Indefinite

Registration:	75

Registration date:	22/01/2020

Deed date:	19/12/2019

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2019/3191

Name:	MARTINEZ-BLANCO CORDOBA JOSE ISRAEL (Joint and several representative)

DNI:	51905944G

Date of appointment:	29/05/2020

Duration:	Indefinite

Registration:	79

Registration date:	07/07/2020

Deed date:	18/06/2020

Secure Verification Code (CSV): 099999083A745186DC638635

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Notary public/Certifying Officer:	BARREIROS FERNANDEZ FRANCISCO JAVIER

Residence:	MADRID - MADRID

Protocol number:	2020/1256

Name:	CEDENA SANCHEZ-CABEZUDO BEGOÑA (Joint representative)

DNI:	52115428G

Date of appointment:	04/08/2020

Duration:	Indefinite

Registration:	81

Registration date:	25/08/2020

Deed date:	04/08/2020

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2020/1322

Name:	PEREZ MONTERRUBIO PATRICIA (Joint representative)

DNI:	16581921W

Date of appointment:	18/01/2021

Duration:	Indefinite

Registration:	82

Registration date:	23/02/2021

Deed date:	18/01/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/43

Secure Verification Code (CSV): 099999083A745186DC638635

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Name:	RODRIGUEZ MONTORO MONTSERRAT (Legal representative)

DNI:	08041616B

Date of appointment:	16/07/2021

Duration:	Indefinite

Registration:	88

Registration date:	05/08/2021

Deed date:	16/07/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/1771

Name:	PASCUAL GONZALEZ-BABE JOSE MARIA (Joint and several representative)

DNI:	05425505N

Date of appointment:	29/05/2020

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	BELLOSTA RIGO JOSE LUIS (Legal representative)

DNI:	50840381P

Secure Verification Code (CSV): 099999083A745186DC638635

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Date of appointment:	05/04/2021

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	PEREZ MONTERRUBIO PATRICIA (Legal representative)

DNI:	16581921W

Date of appointment:	18/01/2021

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	SORIA LOPEZ RITA (Legal representative)

DNI:	32818579V

Date of appointment:	18/01/2021

Duration:	Indefinite

Registration:	91

Secure Verification Code (CSV): 099999083A745186DC638635

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	CEDENA SANCHEZ-CABEZUDO BEGOÑA (Legal representative)

DNI:	52115428G

Date of appointment:	05/10/2020

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	ALONSO GALVEZ ALBERT (Legal representative)

DNI:	36564191X

Date of appointment:	03/07/2002

Duration:	Indefinite

Registration:	91

Notary public/Certifying Officer:	01/12/2021

Residence:	30/09/2021

Protocol number:	GUTIERREZ MORENO PEDRO LUIS

Secure Verification Code (CSV): 099999083A745186DC638635

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	MORGADO SALVATERRA DA SILVA LUIS EDUARDO (Legal representative)

DNI:	Y1967833J

Date of appointment:	05/01/2001

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	MARES SALVADOR RAMON (Legal representative)

DNI:	22685062

Date of appointment:	25/02/2000

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Secure Verification Code (CSV): 099999083A745186DC638635

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Name:	LIMIA PRADO SERGIO (Legal representative)

DNI:	22567007M

Date of appointment:	17/12/2009

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	GALVEZ CLARASO ALICIA (Legal representative)

DNI:	33924476M

Date of appointment:	21/09/2005

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	POLO MARTINEZ FERNANDO JOSE (Legal representative)

DNI:	17868727G

Date of appointment:	22/11/2005

Secure Verification Code (CSV): 099999083A745186DC638635

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	ECHANOVE LANIUZA ALFONSO (Legal representative)

DNI:	51986362Z

Date of appointment:	12/06/2006

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	BELTRAN QUEROL AMAIA (Legal representative)

DNI:	47621494V

Date of appointment:	12/06/2006

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Secure Verification Code (CSV): 099999083A745186DC638635

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	PEREZ SANCHEZ MONICA (Legal representative)

DNI:	02626892Q

Date of appointment:	03/03/2003

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	ARGEMI VALLS SONIA (Legal representative)

DNI:	46234651M

Date of appointment:	03/03/2003

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Secure Verification Code (CSV): 099999083A745186DC638635

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Protocol number:	2021/2319

Name:	SANZ MUZAS EDUARDO JOSE TOR (Legal representative)

DNI:	72718948C

Date of appointment:	18/03/2009

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	CIVICO VEGA ANA (Legal representative)

DNI:	22576918A

Date of appointment:	20/09/2006

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	SABATER MARTORIAS RAQUEL (Legal representative)

Secure Verification Code (CSV): 099999083A745186DC638635

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

DNI:	20017911E

Date of appointment:	12/06/2006

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	GONZALEZ DIAZ JUAN CARLOS (Legal representative)

DNI:	50826673P

Date of appointment:	20/02/2017

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	GOICOECHEA RINCON MARIA (Legal representative)

DNI:	35775073E

Date of appointment:	20/02/2017

Duration:	Indefinite

Secure Verification Code (CSV): 099999083A745186DC638635

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	GONZALEZ TORRERO JAVIER (Legal representative)

DNI:	50888790W

Date of appointment:	20/02/2017

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	MARIA TERESA SALCEDO OTAL (Legal representative)

DNI:	39164022J

Date of appointment:	20/02/2017

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Secure Verification Code (CSV): 099999083A745186DC638635

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	RUTE BERBEL ENCARNACION (Legal representative)

DNI:	24268232N

Date of appointment:	21/09/2021

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	RUIZ CABRERA CARLOS (Legal representative)

DNI:	74682769K

Date of appointment:	12/11/2018

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Secure Verification Code (CSV): 099999083A745186DC638635

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Name:	GARCIA ALBACETE ESTEBAN (Legal representative)

DNI:	50454903X

Date of appointment:	12/11/2018

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	PAJUELO MARTINEZ JUAN FRANCISCO (Legal representative)

DNI:	02225821L

Date of appointment:	20/02/2019

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	MARTINEZ-BLANCO CORDOBA JOSE ISRAEL (Legal representative)

DNI:	51905944G

Secure Verification Code (CSV): 099999083A745186DC638635

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Date of appointment:	20/02/2017

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	RUTE BERBEL ENCARNACION (Legal representative)

DNI:	24268232N

Date of appointment:	21/09/2021

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	GARCIA MARQUEZ BELTRAN ZACARIAS (Joint and several representative)

DNI:	53497656R

Date of appointment:	27/12/2019

Duration:	Indefinite

Registration:	91

Secure Verification Code (CSV): 099999083A745186DC638635

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	ZURBANO LOPEZ ALEJANDRO (Joint and several representative)

DNI:	11804008V

Date of appointment:	04/07/2018

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	MARTINEZ-BLANCO CORDOBA JOSE ISRAEL (Joint and several representative)

DNI:	51905944G

Date of appointment:	28/11/2017

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Secure Verification Code (CSV): 099999083A745186DC638635

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	MOURE REJAS ROSALIA (Joint and several representative)

DNI:	51401071G

Date of appointment:	28/11/2017

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	GONZALEZ LOPEZ JOAQUIN (Joint and several representative)

DNI:	20255283B

Date of appointment:	28/11/2017

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Secure Verification Code (CSV): 099999083A745186DC638635

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Name:	RUIZ CABRERA CARLOS ADOLFO (Joint and several representative)

DNI:	74682769K

Date of appointment:	28/11/2017

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	ARANGUREN DELGADO JAVIER (Joint and several representative)

DNI:	44580043V

Date of appointment:	28/11/2017

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	RUIZ CABRERA CARLOS ADOLFO (Joint and several representative)

DNI:	74682769K

Date of appointment:	28/11/2017

Secure Verification Code (CSV): 099999083A745186DC638635

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	RASCÓN SAN MIGUEL PAULINA (Joint and several representative)

DNI:	03466932G

Date of appointment:	28/11/2017

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	MORANTE CALVO EVA (Joint and several representative)

DNI:	47018073R

Date of appointment:	16/04/2018

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Secure Verification Code (CSV): 099999083A745186DC638635

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	GARCIA MARQUEZ BELTRAN ZACARIAS (Joint and several representative)

DNI:	53497656R

Date of appointment:	27/11/2019

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	MARTINEZ-BLANCO CORDOBA JOSE ISRAEL (Joint and several representative)

DNI:	51905944G

Date of appointment:	29/05/2020

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Secure Verification Code (CSV): 099999083A745186DC638635

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Protocol number:	2021/2319

Name:	ZURBANO LOPEZ ALEJANDRO (Joint representative)

DNI:	11804008V

Date of appointment:	02/10/2017

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	GONZALEZ TORRERO JAVIER (Joint representative)

DNI:	50888790W

Date of appointment:	07/09/2016

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Name:	RUIZ CABRERA CARLOS (Joint representative)

Secure Verification Code (CSV): 099999083A745186DC638635

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

DNI:	74682769K

Date of appointment:	04/07/2018

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	ARANGUREN DELGADO JAVIER (Joint representative)

DNI:	44580043V

Date of appointment:	04/07/2018

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	RASCÓN SAN MIGUEL PAULINA (Joint representative)

DNI:	03466932G

Date of appointment:	04/07/2018

Duration:	Indefinite

Secure Verification Code (CSV): 099999083A745186DC638635

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	PASCUAL GONZALEZ-BABE JOSE MARIA (Joint representative)

DNI:	05425505N

Date of appointment:	29/05/2020

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	PASCUAL GONZALEZ-BABE JOSE MARIA (Joint representative)

DNI:	05425505N

Date of appointment:	01/06/2020

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Secure Verification Code (CSV): 099999083A745186DC638635

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	ARANGUREN DELGADO JAVIER (Joint representative)

DNI:	44580043V

Date of appointment:	04/07/2018

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	FERNANDEZ ESPEJEL FRANCISCO JAVIER (Joint representative)

DNI:	02530640L

Date of appointment:	04/07/2018

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Secure Verification Code (CSV): 099999083A745186DC638635

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Name:	RUIZ CABRERA CARLOS (Joint representative)

DNI:	74682769K

Date of appointment:	04/07/2018

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	RASCÓN SAN MIGUEL PAULINA (Joint representative)

DNI:	03466932G

Date of appointment:	04/07/2018

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	MARTINEZ-BLANCO CORDOBA JOSE ISRAEL (Joint and several representative)

Secure Verification Code (CSV): 099999083A745186DC638635

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

DNI:	51905944G

Date of appointment:	29/05/2020

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	DE LA RICA FLORES RAMON (Joint and several representative)

DNI:	50875027Q

Date of appointment:	28/11/2017

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	MARTINEZ-BLANCO CORDOBA JOSE ISRAEL (Joint and several representative)

DNI:	51905944G

Date of appointment:	27/12/2019

Duration:	Indefinite

Secure Verification Code (CSV): 099999083A745186DC638635

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	PASCUAL GONZALEZ-BABE JOSE MARIA (Joint and several representative)

DNI:	05425505N

Date of appointment:	29/05/2020

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	MARTINEZ-BLANCO CORDOBA JOSE ISRAEL (Joint and several representative)

DNI:	01/07/2015

Date of appointment:	27/12/2019

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Secure Verification Code (CSV): 099999083A745186DC638635

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	PEREZ CABELLO ALBERTO (Joint and several representative)

DNI:	7245800H

Date of appointment:	01/07/2015

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	ROIG GAZZINEO MARIA ANTONIA (Legal representative)

DNI:	36949142X

Date of appointment:	03/03/2003

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Secure Verification Code (CSV): 099999083A745186DC638635

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Name:	DIAZ FIGUEROA MARISA (Legal representative)

DNI:	44020255A

Date of appointment:	03/03/2003

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	ARAOLAZA OLANO EDUARDO (Legal representative)

DNI:	15993873H

Date of appointment:	10/06/2004

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	GONZALEZ DIAZ JUAN CARLOS (Legal representative)

DNI:	50826673P

Secure Verification Code (CSV): 099999083A745186DC638635

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Date of appointment:	14/10/2016

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	LOURDES SANCHEZ LOPEZ (Legal representative)

DNI:	40979304c

Date of appointment:	10/01/2005

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	DELMONTE ANGULLO JOAQUIM (Legal representative)

DNI:	40934858X

Date of appointment:	10/01/2005

Duration:	Indefinite

Registration:	91

Secure Verification Code (CSV): 099999083A745186DC638635

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	GOMEZ HIDALGO BERNARDO (Legal representative)

DNI:	46704175F

Date of appointment:	10/01/2005

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	BADOSA MORATO NARCI (Legal representative)

DNI:	40344334B

Date of appointment:	15/03/2003

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Secure Verification Code (CSV): 099999083A745186DC638635

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	CORREAS SITJES VICTOR (Legal representative)

DNI:	40325270Z

Date of appointment:	15/10/2003

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	RASCÓN SAN MIGUEL PAULINA (Joint representative)

DNI:	03466932G

Date of appointment:	15/03/2003

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Secure Verification Code (CSV): 099999083A745186DC638635

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Name:	DE LA FUENTE CUADRADO ANA ISABEL (Joint representative)

DNI:	12760934M

Date of appointment:	28/11/2017

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	HERNANDEZ INIESTA CONSUELO (Joint representative)

DNI:	50213366L

Date of appointment:	16/04/2018

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	ZURBANO LOPEZ ALEJANDRO (Joint representative)

DNI:	11804008V

Date of appointment:	27/11/2019

Secure Verification Code (CSV): 099999083A745186DC638635

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	PASCUAL GONZALEZ-BABE JOSE MARIA (Joint representative)

DNI:	05425505N

Date of appointment:	01/06/2020

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	PASCUAL GONZALEZ-BABE JOSE MARIA (Joint representative)

DNI:	05425505N

Date of appointment:	25/02/2021

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Secure Verification Code (CSV): 099999083A745186DC638635

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	BELLOSTA RIGO JOSE LUIS (Joint representative)

DNI:	50840381P

Date of appointment:	05/04/2021

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	MUÑOZ OLANO MARIA BELEN (Joint representative)

DNI:	50083049C

Date of appointment:	28/11/2017

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Secure Verification Code (CSV): 099999083A745186DC638635

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Protocol number:	2021/2319

Name:	ZURBANO LOPEZ ALEJANDRO (Joint representative)

DNI:	11804008V

Date of appointment:	27/12/2019

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	PASCUAL GONZALEZ-BABE JOSE MARIA (Joint representative)

DNI:	05425505N

Date of appointment:	25/02/2021

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	GARCIA ALBACETE ESTEBAN (Joint and several representative)

Secure Verification Code (CSV): 099999083A745186DC638635

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

DNI:	50454903X

Date of appointment:	16/04/2018

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	MOURE REJAS ROSALIA (Joint and several representative)

DNI:	51401071G

Date of appointment:	16/04/2018

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	GARCIA ALBACETE ESTEBAN (Joint and several representative)

DNI:	20255283B

Date of appointment:	16/04/2018

Duration:	Indefinite

Secure Verification Code (CSV): 099999083A745186DC638635

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	ARANGUREN DELGADO JAVIER (Joint and several representative)

DNI:	44580043V

Date of appointment:	16/04/2018

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	RUIZ CABRERA CARLOS ADOLFO (Joint and several representative)

DNI:	74682769K

Date of appointment:	16/04/2018

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Secure Verification Code (CSV): 099999083A745186DC638635

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

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www.registradores.org

[logo:] Registrars OF SPAIN

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	GONZALEZ GARCIA LAURA (Joint and several representative)

DNI:	50438332E

Date of appointment:	01/07/2015

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	GOICOECHEA RINCON MARIA (Joint and several representative)

DNI:	74682769K

Date of appointment:	16/04/2018

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Secure Verification Code (CSV): 099999083A745186DC638635

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Name:	PASCUAL GONZALEZ-BABE JOSE MARIA (Joint and several representative)

DNI:	05425505N

Date of appointment:	29/05/2020

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	BUDIÑO BENITEZ TERESA (Legal representative)

DNI:	75890812N

Date of appointment:	22/10/2013

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	VIVAS GARCIA FERRAN (Legal representative)

DNI:	77124075S

Secure Verification Code (CSV): 099999083A745186DC638635

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Date of appointment:	13/11/2012

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	SANCHEZ NAVARRO LUIS MIGUEL (Legal representative)

DNI:	07987236A

Date of appointment:	13/11/2012

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	GARCIA VALL LAURA (Legal representative)

DNI:	39433647D

Date of appointment:	13/06/2014

Duration:	Indefinite

Registration:	91

Secure Verification Code (CSV): 099999083A745186DC638635

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	MULA LACHICA JUAN DIEGO (Legal representative)

DNI:	46811217F

Date of appointment:	20/02/2017

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	MARTINEZ-BLANCO CORDOBA JOSE ISRAEL (Joint and several representative)

DNI:	51905944G

Date of appointment:	02/10/2017

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Secure Verification Code (CSV): 099999083A745186DC638635

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	MOURE REJAS ROSALIA (Joint and several representative)

DNI:	51401071G

Date of appointment:	02/10/2017

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	RUIZ CABRERA CARLOS ADOLFO (Joint and several representative)

DNI:	74682769K

Date of appointment:	02/10/2017

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Secure Verification Code (CSV): 099999083A745186DC638635

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Name:	ARANGUREN DELGADO JAVIER (Joint and several representative)

DNI:	44580043V

Date of appointment:	02/10/2017

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	RUIZ CABRERA CARLOS ADOLFO (Joint and several representative)

DNI:	74682769K

Date of appointment:	02/10/2017

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	GONZALEZ LOPEZ JOAQUIN (Joint and several representative)

DNI:	20255283B

Date of appointment:	02/10/2017

Secure Verification Code (CSV): 099999083A745186DC638635

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	RASCÓN SAN MIGUEL PAULINA (Joint and several representative)

DNI:	03466932G

Date of appointment:	02/10/2017

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	GONZALEZ DIAZ JUAN CARLOS (Joint and several representative)

DNI:	20255283B

Date of appointment:	02/10/2017

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Secure Verification Code (CSV): 099999083A745186DC638635

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	PASCUAL GONZALEZ-BABE JOSE MARIA (Joint and several representative)

DNI:	05425505N

Date of appointment:	29/05/2020

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	MARTINEZ-BLANCO CORDOBA JOSE ISRAEL (Joint and several representative)

DNI:	51905944G

Date of appointment:	27/11/2019

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Secure Verification Code (CSV): 099999083A745186DC638635

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Protocol number:	2021/2319

Name:	RASCON SAN MIGUEL PAULINA (Joint representative)

DNI:	3466932G

Date of appointment:	01/07/2015

Duration:	Indefinite

Registration:	91

Registration date:	01/12/2021

Deed date:	30/09/2021

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2021/2319

Name:	CARLOS RUIZ CABRERA (Joint representative)

DNI:	74682769K

Date of appointment:	12/11/2021

Duration:	Indefinite

Registration:	92

Registration date:	03/12/2021

Deed date:	12/11/2021

Notary public/Certifying Officer:	BARREIROS FERNANDEZ FRANCISCO JAVIER

Residence:	MADRID - MADRID

Protocol number:	2021/2841

Name:	GONZALEZ QUEVEDO VICTOR (Joint representative)

Secure Verification Code (CSV): 099999083A745186DC638635

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

DNI:	03472613G

Date of appointment:	12/11/2021

Duration:	Indefinite

Registration:	92

Registration date:	03/12/2021

Deed date:	12/11/2021

Notary public/Certifying Officer:	BARREIROS FERNANDEZ FRANCISCO JAVIER

Residence:	MADRID - MADRID

Protocol number:	2021/2841

Name:	GASCON CARUS JOSE MANUEL (Joint representative)

DNI:	52539326N

Date of appointment:	12/11/2021

Duration:	Indefinite

Registration:	92

Registration date:	03/12/2021

Deed date:	12/11/2021

Notary public/Certifying Officer:	BARREIROS FERNANDEZ FRANCISCO JAVIER

Residence:	MADRID - MADRID

Protocol number:	2021/2841

Name:	GONZALEZ GARCIA RAFAEL (Joint representative)

DNI:	02910649E

Date of appointment:	12/11/2021

Duration:	Indefinite

Secure Verification Code (CSV): 099999083A745186DC638635

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Registration:	92

Registration date:	03/12/2021

Deed date:	12/11/2021

Notary public/Certifying Officer:	BARREIROS FERNANDEZ FRANCISCO JAVIER

Residence:	MADRID - MADRID

Protocol number:	2021/2841

Name:	PEREZ MONTERRUBIO PATRICIA (Joint representative)

DNI:	16581921W

Date of appointment:	12/11/2021

Duration:	Indefinite

Registration:	92

Registration date:	03/12/2021

Deed date:	12/11/2021

Notary public/Certifying Officer:	BARREIROS FERNANDEZ FRANCISCO JAVIER

Residence:	MADRID - MADRID

Protocol number:	2021/2841

Name:	FERRER-BONSOMS TRIGUEROS ERNESTO (Joint representative)

DNI:	47720524D

Date of appointment:	31/01/2022

Duration:	Indefinite

Registration:	94

Registration date:	21/02/2022

Deed date:	31/01/2022

Secure Verification Code (CSV): 099999083A745186DC638635

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2022/227

Name:	CASADO SORIANO SANTIAGO JOSÉ (Joint representative)

DNI:	53414198X

Date of appointment:	08/03/2022

Duration:	Indefinite

Registration:	95

Registration date:	17/03/2022

Deed date:	08/03/2022

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2022/585

Name:	BOTE RUIZ ISABEL (Joint and several representative)

DNI:	09180746C

Date of appointment:	05/04/2022

Duration:	Indefinite

Registration:	96

Registration date:	26/04/2022

Deed date:	05/04/2022

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2022/843

Secure Verification Code (CSV): 099999083A745186DC638635

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Name:	GIL MONEDERO PEDRO PABLO (Joint and several representative)

DNI:	50898369J

Date of appointment:	05/04/2022

Duration:	Indefinite

Registration:	96

Registration date:	26/04/2022

Deed date:	05/04/2022

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2022/843

Name:	BOTE RUIZ ISABEL (Legal representative)

DNI:	09180746C

Date of appointment:	03/10/2022

Duration:	Indefinite

Registration:	101

Registration date:	15/11/2022

Deed date:	07/10/2022

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2022/2577

Name:	GIL MONEDERO PEDRO PABLO (Legal representative)

DNI:	50898369J

Secure Verification Code (CSV): 099999083A745186DC638635

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Date of appointment:	03/10/2022

Duration:	Indefinite

Registration:	101

Registration date:	15/11/2022

Deed date:	07/10/2022

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2022/2577

Name:	ARANGUEZ CORTES ANA (Joint and several representative)

DNI:	05915557A

Date of appointment:	21/12/2023

Duration:	Indefinite

Registration:	107

Registration date:	21/02/2024

Deed date:	21/12/2023

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2023/3487

Name:	ARANGUEZ CORTES ANA (Legal representative)

DNI:	05915557A

Date of appointment:	21/12/2023

Duration:	Indefinite

Registration:	109

Secure Verification Code (CSV): 099999083A745186DC638635

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Registration date:	23/02/2024

Deed date:	21/12/2023

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2023/3488

Name:	TELLADO NOGUEIRA ENRIQUE (Joint and several representative)

DNI:	33316316B

Date of appointment:	10/01/2024

Duration:	Indefinite

Registration:	111

Registration date:	27/03/2024

Deed date:	12/01/2024

Notary public/Certifying Officer:	BARREIROS FERNANDEZ FRANCISCO JAVIER

Residence:	MADRID - MADRID

Protocol number:	2024/38

Name:	POZUELO TEJEDOR ELENA (Legal representative)

DNI:	10198427C

Date of appointment:	05/03/2024

Duration:	Indefinite

Registration:	112

Registration date:	17/04/2024

Deed date:	05/03/2024

Notary public/Certifying Officer:	FERNÁNDEZ-MERINO RODRÍGUEZ-BUSTAMANTE JAVIER

Secure Verification Code (CSV): 099999083A745186DC638635

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Residence:	MADRID - MADRID

Protocol number:	2024/895

Name:	RASCÓN SAN MIGUEL PAULINA (Legal representative)

DNI:	03466932G

Date of appointment:	05/03/2024

Duration:	Indefinite

Registration:	112

Registration date:	17/04/2024

Deed date:	05/03/2024

Notary public/Certifying Officer:	FERNÁNDEZ-MERINO RODRÍGUEZ-BUSTAMANTE JAVIER

Residence:	MADRID - MADRID

Protocol number:	2024/895

Name:	SUAREZ GARNELO ANA (Legal representative)

DNI:	70056285X

Date of appointment:	05/03/2024

Duration:	Indefinite

Registration:	112

Registration date:	17/04/2024

Deed date:	05/03/2024

Notary public/Certifying Officer:	FERNÁNDEZ-MERINO RODRÍGUEZ-BUSTAMANTE JAVIER

Residence:	MADRID - MADRID

Protocol number:	2024/895

Secure Verification Code (CSV): 099999083A745186DC638635

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Name:	RASCÓN SAN MIGUEL PAULINA (Legal representative)

DNI:	03466932G

Date of appointment:	05/03/2024

Duration:	Indefinite

Registration:	113

Registration date:	17/04/2024

Deed date:	05/03/2024

Notary public/Certifying Officer:	FERNÁNDEZ-MERINO RODRÍGUEZ-BUSTAMANTE JAVIER

Residence:	MADRID - MADRID

Protocol number:	2024/896

Name:	CORCOBADO LUENGO CARLOS (Legal representative)

DNI:	50477553M

Date of appointment:	05/03/2024

Duration:	Indefinite

Registration:	114

Registration date:	17/04/2024

Deed date:	05/03/2024

Notary public/Certifying Officer:	FERNÁNDEZ-MERINO RODRÍGUEZ-BUSTAMANTE JAVIER

Residence:	MADRID - MADRID

Protocol number:	2024/897

Name:	ALAMEDA CORTELL BORJA (Legal representative)

DNI:	53392649N

Date of appointment:	05/03/2024

Secure Verification Code (CSV): 099999083A745186DC638635

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Duration:	Indefinite

Registration:	114

Registration date:	17/04/2024

Deed date:	05/03/2024

Notary public/Certifying Officer:	FERNÁNDEZ-MERINO RODRÍGUEZ-BUSTAMANTE JAVIER

Residence:	MADRID - MADRID

Protocol number:	2024/897

Name:	MERLADET ARTIACH IÑIGO (Legal representative)

DNI:	02914914D

Date of appointment:	17/11/2023

Duration:	Indefinite

Registration:	119

Registration date:	13/07/2024

Deed date:	17/11/2023

Notary public/Certifying Officer:	BARREIROS FERNANDEZ FRANCISCO JAVIER

Residence:	MADRID - MADRID

Protocol number:	2023/2966

Name:	ALAMEDA CORTELL BORJA (Legal representative)

DNI:	35292817F

Date of appointment:	31/07/2024

Duration:	Indefinite

Registration:	121

Registration date:	30/09/2024

Secure Verification Code (CSV): 099999083A745186DC638635

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Deed date:	31/07/2024

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2024/1997

Name:	FARIÑA VILLAVERDE JORGE ANTONIO (Joint and several representative)

DNI:	35292817F

Date of appointment:	31/07/2024

Duration:	Indefinite

Registration:	122

Registration date:	30/09/2024

Deed date:	31/07/2024

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Protocol number:	2024/1996

Name:	PRIETO MUÑOZ JUAN RAMÓN (Legal representative)

DNI:	05427120V

Date of appointment:	08/10/2024

Duration:	Indefinite

Registration:	125

Registration date:	27/12/2024

Deed date:	08/10/2024

Notary public/Certifying Officer:	GUTIERREZ MORENO PEDRO LUIS

Residence:	MADRID - MADRID

Secure Verification Code (CSV): 099999083A745186DC638635

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Protocol number:	2024/2427

List of registered acts published in the BORME		Index

Registration 125

Date of publication: 07/01/25. Gazette no. 33. Reference no. 00052152025. Registered on Folio M-00473332 volume 0, page 0. Deed authorised before the notary public GUTIERREZ MORENO PEDRO LUIS dated 08/10/2024, number 2024/2427 in MADRID Date of registration: 27/12/2024 Registered acts:

Granting of powers of attorney.

Registration 124

Date of publication: 03/01/25. Gazette no. 2. Reference no. 00027102025. Registered on Folio M-00473332 volume 0, page 0. Deed authorised before the notary public GUTIERREZ MORENO PEDRO LUIS dated 08/10/2024, number 2024/2444 in MADRID Date of registration: 26/12/2024 Registered acts:

Revocation of powers of attorney.

Registration 123

Date of publication: 03/01/25. Gazette no. 2. Reference no. 00021012025. Registered on Folio M-00473332 volume 0, page 0. Deed authorised before the notary public NON-BOARD MEMBER SECRETARY dated 02/12/2024, in MADRID

Date of registration: 23/12/2024

Registered acts:

Re-election of Auditor.

Registration 122

Date of publication: 07/10/24. Gazette no. 193. Reference no. 04266092024. Registered on Folio M-00473332 volume 0, page 0. Deed authorised before the notary public GUTIERREZ MORENO PEDRO LUIS dated 31/07/2024, number 2024/1996 in MADRID Date of registration: 30/09/2024

Date of registration: 23/12/2024

Registered acts:

Granting of powers of attorney.

Registration 121	Date of publication: 07/10/24. Gazette no. 193. Reference no. 04266082024. Registered on Folio M-00473332 volume 0, page 0. Deed a

Secure Verification Code (CSV): 099999083A745186DC638635

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authorised before the notary public GUTIERREZ MORENO PEDRO LUIS dated 31/07/2024, number 2024/1997 in MADRID Date of registration: 30/09/2024
Registered acts:
Granting of powers of attorney.

Registration 120	Date of publication: 07/10/25. Gazette no. 193. Reference no. 04266072024. Registered on Folio M-00473332 volume 0, page 0. Deed authorised before the notary public GUTIERREZ MORENO PEDRO LUIS dated 31/07/2024, number 2024/2019 in MADRID Date of registration: 30/09/2024
Registered acts:
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.

Registration 119	Date of publication: 19/07/24. Gazette no. 139. Reference no. 03232612024. Registered on Folio M-00473332 volume 0, page 0. Deed authorised before the notary public BARREIROS FERNANDEZ FRANCISCO JAVIER dated 17/11/2023, number 2024/2966 in MADRID Date of registration: 13/07/2024
Registered acts:
Granting of powers of attorney.

Registration 118	Date of publication: 10/06/24. Gazette no. 110. Reference no. 02610832024. Registered on Folio M-00473332 volume 0, page 0. Deed authorised before the notary public FERNÁNDEZ-MERINO RODRÍGUEZ-BUSTAMANTE JAVIER dated 19/03/2024, number 2024/1094 in MADRID Date of registration: 03/06/2024
Date of registration: 23/12/2024
Registered acts:
Revocation of powers of attorney.
Law 11/2023. Opening Electronic File.

Registration 117	Date of publication: 10/06/24. Gazette no. 110. Reference no. 02610822024. Registered on Folio M-00473332 volume 0, page 0. Deed authorised before the notary public FERNÁNDEZ-MERINO RODRÍGUEZ-BUSTAMANTE JAVIER dated 19/03/2024, number 2024/2024 in MADRID Date of registration: 03/06/2024

Secure Verification Code (CSV): 099999083A745186DC638635

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Registered acts:
Appointment to post.
Appointment to post.
Resignation from post. Law 11/2023. Opening of Electronic File.

Registration 116	Date of publication: 03/10/25. Gazette no. 85. Reference no. 02075622024. Registered on Folio M-00473332 volume 46306, page 145. Deed authorised before the notary public BARREIROS FERNANDEZ FRANCISCO JAVIER dated 12/01/2024, number 2024/35 in MADRID Date of registration: 24/04/2024
Registered acts:
Appointment of member of administrative body.

Registration 115	Date of publication: 24/04/24. Gazette no. 80. Reference no. 01961622024. Registered on Folio M-00473332 volume 46306, page 144. Deed authorised before the notary public FERNÁNDEZ-MERINO RODRÍGUEZ-BUSTAMANTE JAVIER dated 05/03/2024, number 2024/899 in MADRID Date of registration: 17/04/2024
Registered acts:
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.

Registration 114	Date of publication: 24/04/24. Gazette no. 80. Reference no. 01961612024. Registered on Folio M-00473332 volume 46306, page 144. Deed authorised before the notary public FERNÁNDEZ-MERINO RODRÍGUEZ-BUSTAMANTE JAVIER dated 05/03/2024, number 2024/899 in MADRID Date of registration: 17/04/2024
Registered acts:
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.

Registration 113	Date of publication: 24/04/24. Gazette no. 80. Reference no. 01961602024. Registered on Folio M-00473332 volume 46306, page 143. Deed authorised before the notary public FERNÁNDEZ-MERINO RODRÍGUEZ-BUSTAMANTE JAVIER dated 05/03/2024, number 2024/896 in MADRID Date of registration: 17/04/2024
Registered acts:
Granting of powers of attorney.

Secure Verification Code (CSV): 099999083A745186DC638635

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by accessing the original electronic file of the issuing body at the following address:

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Registration 112	Date of publication: 24/04/24. Gazette no. 80. Reference no. 01961592024. Registered on Folio M-00473332 volume 46306, page 142. Deed authorised before the notary public FERNÁNDEZ-MERINO RODRÍGUEZ-BUSTAMANTE JAVIER dated 05/03/2024, number 2024/895 in MADRID Date of registration: 17/04/2024
Registered acts:
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.

Registration 111	Date of publication: 05/04/24. Gazette no. 67. Reference no. 01656982024. Registered on Folio M-00473332 volume 42129, page 225. Deed authorised before the notary public BARREIROS FERNANDEZ FRANCISCO JAVIER dated 12/01/2024, number 2024/38 in MADRID Date of registration: 27/03/2024
Registered acts:
Granting of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.

Registration 110	Date of publication: 05/04/24. Gazette no. 67. Reference no. 01656972024. Registered on Folio M-00473332 volume 42129, page 224. Deed authorised before the notary public BARREIROS FERNANDEZ FRANCISCO JAVIER dated 12/01/2024, number 2024/37 in MADRID Date of registration: 27/03/2024
Registered acts:
Appointment of member of admin. body.
Appointment of member of admin. body.
Dismissal of member of admin. body.
Dismissal of member of admin. body.

Registration 109	Date of publication: 01/03/24. Gazette no. 44. Reference no. 01089652024. Registered on Folio M-00473332 volume 42129, page 224. Deed authorised before the notary public GUTIERREZ MORENO PEDRO LUIS dated 21/12/2023, number 2023/3488 in MADRID Date of registration: 23/02/2024
Registered acts:
Granting of powers of attorney.

Secure Verification Code (CSV): 099999083A745186DC638635

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by accessing the original electronic file of the issuing body at the following address:

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Registration 108	Date of publication: 28/02/24. Gazette no. 42. Reference no. 01027322024. Registered on Folio M-00473332 volume 42129, page 223. Deed authorised before the notary public GUTIERREZ MORENO PEDRO LUIS dated 21/12/2023, number 2023/3507 in MADRID Date of registration: 21/02/2024
Registered acts:
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.

Registration 107	Date of publication: 28/02/24. Gazette no. 42. Reference no. 01027312024. Registered on Folio M-00473332 volume 42129, page 222. Deed authorised before the notary public GUTIERREZ MORENO PEDRO LUIS dated 21/12/2023, number 2023/3487 in MADRID Date of registration: 21/02/2024
Registered acts:
Granting of powers of attorney.

Registration 106	Date of publication: 28/02/24. Gazette no. 42. Reference no. 01027302024. Registered on Folio M-00473332 volume 42129, page 222. Deed authorised before the notary public BARREIROS FERNANDEZ FRANCISCO JAVIER dated 12/01/2024, number 2024/35 in MADRID Date of registration: 21/02/2024
Registered acts:
Appointment of member of admin. body.
Dismissal of member of admin. body.
Dismissal of member of admin. body.

Registration 105	Date of publication: 03/01/24. Gazette no. 2. Reference no. 00041992024. Registered on Folio M-00473332 volume 42129, page 222. Deed authorised before the notary public BARREIROS FERNANDEZ FRANCISCO JAVIERdated 17/11/2023, number 2023/2974 in MADRID Date of registration: 26/12/2023
Registered acts:
Revocation of powers of attorney.

Secure Verification Code (CSV): 099999083A745186DC638635

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by accessing the original electronic file of the issuing body at the following address:

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Registration 104	Date of publication: 20/04/23. Gazette no. 75. Reference no. 01853822023. Registered on Folio M-00473332 volume 42129, page 222. Deed authorised before the notary public GUTIERREZ MORENO PEDRO LUIS dated 21/02/2023, number 2023/442 in MADRID Date of registration: 13/04/2023
Registered acts:
Revocation of powers of attorney.

Registration 103	Date of publication 29/03/23. Gazette no. 61. Reference no. 01532622023. Registered on Folio M-00473332 volume 42129, page 221. Deed authorised before the notary public BARREIROS FERNANDEZ FRANCISCO JAVIER dated 02/12/2022, number 2022/3258 in MADRID Date of registration: 22/03/2023
Registered acts:
Revocation of powers of attorney.
Revocation of powers of attorney.

Registration 102	Date of publication:02/12/22. Gazette no. 230. Reference no. 05311992022. Registered on Folio M-00473332 volume 42129, page 221. Deed authorised before the notary public GUTIERREZ MORENO PEDRO LUIS dated 07/10/22022, number 2022/2580 in MADRID Date of registration: 25/11/2022
Registered acts:
Revocation of powers of attorney.
Revocation of powers of attorney.

Registration 101	Date of publication: 22/11/22. Gazette no. 222. Reference no. 05103562022. Registered on Folio M-00473332 volume 42129, page 220. Deed authorised before the notary public GUTIERREZ MORENO PEDRO LUIS dated 07/10/2022, number 2022/2577 in MADRID Date of registration: 15/11/2022
Registered acts:
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.

Secure Verification Code (CSV): 099999083A745186DC638635

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by accessing the original electronic file of the issuing body at the following address:

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Registration 100	Date of publication: 02/11/22. Gazette no. 209. Reference no. 04789822022. Registered on Folio M-00473332 volume 42129, page 219. Deed authorised before the notary public GUTIERREZ MORENO PEDRO LUIS dated 30/09/2023, number 2022/2461 in MADRID Date of registration: 25/10/2022
Registered acts:
Articles of association.

Registration 99	Date of publication 28/10/22. Gazette no. 207. Reference no. 04748772022. Registered on Folio M-00473332 volume 42129, page 219. Deed authorised before the notary public GUTIERREZ MORENO PEDRO LUIS dated 30/09/2022, number 2022/2479 in MADRID Date of registration: 21/10/2022
Registered acts:
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.

Registration 98	Date of publication: 28/10/22. Gazette no. 207. Reference no. 04748762022. Registered on Folio M-00473332 volume 42129, page 219. Deed authorised before the notary public GUTIERREZ MORENO PEDRO LUIS dated 30/09/2022, number 2022/2460 in MADRID Date of registration: 21/10/2022
Registered acts:
Appointment to post.
Dismissal from post.

Registration 97	Date of publication: 14/10/22. Gazette no. 197. Reference no. 04519202022. Registered on Folio M-00473332 volume 42129, page 218. Deed authorised before the notary public BARREIROS FERNANDEZ FRANCISCO JAVIER dated 30/08/2022, number 2022/2339 in MADRID Date of registration: 06/10/2022
Registered acts:
Appointment of member of admin body.
Appointment of member of admin body.
Appointment of member of admin body.
Dismissal of member of admin body.
Dismissal of member of admin body.
Dismissal of member of admin body.

Secure Verification Code (CSV): 099999083A745186DC638635

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Registration 96	Date of publication 04/05/22. Gazette no. 84. Reference no. 01974452022. Registered on Folio M-00473332 volume 42129, page 218. Deed authorised before the notary public GUTIERREZ MORENO PEDRO LUIS dated 05/04/2022, number 2022/843 in MADRID Date of registration: 26/04/2022
Registered acts:
Granting of powers of attorney.
Granting of powers of attorney.

Registration 95	Date of publication: 24/03/22. Gazette no. 58. Reference no. 01309532022. Registered on Folio M-00473332 volume 42129, page 217. Deed authorised before the notary public GUTIERREZ MORENO PEDRO LUIS dated 08/03/2022, number 2022/585 in MADRID Date of registration: 17/03/2022
Registered acts:
Granting of powers of attorney.
Granting of powers of attorney.

Registration 94	Date of publication: 28/02/22. Gazette no. 40. Reference no. 00886402022. Registered on Folio M-00473332 volume 42129, page 217. Deed authorised before the notary public GUTIERREZ MORENO PEDRO LUIS dated 31/01/2022, number 2022/227 in MADRID Date of registration: 21/02/2022
Registered acts:
Granting of powers of attorney.

Registration 93	Date of publication: 14/12/21. Gazette no. 237. Reference no. 05381512021. Registered on Folio M-00473332 volume 42129, page 216. Deed authorised before the notary public BARREIROS FERNANDEZ FRANCISCO JAVIER dated 12/11/2021, number 2021/2845 in MADRID Date of registration: 03/12/2021
Registered acts:
Granting of powers of attorney.

Registration 92	Date of publication: 14/12/21. Gazette no. 237. Reference no. 05381502021. Registered on Folio M-00473332 volume 42129, page 215. Deed authorised before the notary public BARREIROS FERNANDEZ FRANCISCO

Secure Verification Code (CSV): 099999083A745186DC638635

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JAVIER dated 12/11/2021, number 2021/2845 in MADRID Date of registration: 03/12/2021
Registered acts:
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.

Registration 91	Date of publication 10/12/21. Gazette no. 235. Reference no. 05330852021. Registered on Folio M-00473332 volume 35351, page 189. Deed authorised before the notary public GUTIERREZ MORENO PEDRO LUIS dated 30/09/2021, number 2021/2319 in MADRID Date of registration: 01/12/2021
Registered acts:
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.

Secure Verification Code (CSV): 099999083A745186DC638635

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by accessing the original electronic file of the issuing body at the following address:

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Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.

Secure Verification Code (CSV): 099999083A745186DC638635

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by accessing the original electronic file of the issuing body at the following address:

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Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.

Secure Verification Code (CSV): 099999083A745186DC638635

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Granting of powers of attorney.
Granting of powers of attorney.
Merger by absorption. Subject origin: INTRUM JUSTITIA IBERICA SA

Registration 90	Date of publication 20/08/21. Gazette no. 160. Reference no. 03921802021. Registered on Folio M-00473332 volume 35351, page 188. Deed authorised before the notary public BARREIROS FERNANDEZ FRANCISCO JAVIER dated 21/09/2021, number 2021/2391 in MADRID Date of registration: 04/10/2021
Registered acts:
Granting of powers of attorney.

Registration 89	Date of publication 11/10/21. Gazette no. 196. Reference no. 04488312021. Registered on Folio M-00473332 volume 35351, page 188. Deed authorised before the notary public NON-BOARD MEMBER SECRETARY dated 07/06/2021 in MADRID Date of registration: 13/08/2021
Registered acts:
Appointment of auditor.

Registration 88	Date of publication 12/08/21. Gazette no. 154. Reference no. 03807492021. Registered on Folio M-00473332 volume 35351, page 188. Deed authorised before the notary public GUTIERREZ MORENO PEDRO LUIS dated 16/07/2021, number 2021/1771 in MADRID Date of registration: 05/08/2021
Registered acts:
Granting of powers of attorney.
Granting of powers of attorney.

Registration 87	Date of publication 10/05/21. Gazette no. 86. Reference no. 02159582021. Registered on Folio M-00473332 volume 35351, page 186. Deed authorised before the notary public GUTIERREZ MORENO PEDRO LUIS dated 15/04/2021, number 2021/805 in MADRID Date of registration: 30/04/2021
Registered acts:
Granting of powers of attorney.

Secure Verification Code (CSV): 099999083A745186DC638635

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by accessing the original electronic file of the issuing body at the following address:

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Registration 86	Date of publication 10/05/21. Gazette no. 86. Reference no. 02159572021. Registered on Folio M-00473332 volume 35351, page 186. Deed authorised before the notary public GUTIERREZ MORENO PEDRO LUIS dated 15/04/2021, number 2021/797 in MADRID Date of registration: 30/04/2021
Registered acts:
Appointment of member of admin. body.
Appointment of member of admin. body.
Dismissal of member of admin. body.
Dismissal of member of admin. body.
Dismissal of member of admin. body.
Appointment to post.

Registration 85	Date of publication 15/04/21. Gazette no. 70. Reference no. 01714212021. Registered on Folio M-00473332 volume 35351, page 186. Deed authorised before the notary public GUTIERREZ MORENO PEDRO LUIS dated 10/03/2021, number 2021/475 in MADRID Date of registration: 08/04/2021
Registered acts:
Appointment of member of admin. body.

Registration 84	Date of publication 15/04/21. Gazette no. 70. Reference no. 01714202021. Registered on Folio M-00473332 volume 35351, page 184. Deed authorised before the notary public GUTIERREZ MORENO PEDRO LUIS dated 10/03/2021, number 2021/466 in MADRID Date of registration: 08/04/2021
Registered acts:
Granting of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.

Registration 83	Date of publication 15/04/21. Gazette no. 70. Reference no. 01714192021. Registered on Folio M-00473332 volume 35351, page 183. Deed authorised before the notary public GUTIERREZ MORENO PEDRO LUIS dated 10/03/2021, number 2021/457 in MADRID Date of registration: 08/04/2021
Registered acts:
Appointment of member of admin. body.
Appointment of member of admin. body.

Secure Verification Code (CSV): 099999083A745186DC638635

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

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Appointment of member of admin. body.
Appointment of member of admin. body.
Dismissal of member of admin. body.
Dismissal of member of admin. body.
Dismissal of member of admin. body.
Dismissal of member of admin. body.
Dismissal of post.

Registration 82	Date of publication: 02/03/21. Gazette no. 41. Reference no. 00997622021. Registered on Folio M-00473332 volume 35351, page 183. Deed authorised before the notary public GUTIERREZ MORENO PEDRO LUIS dated 18/01/2021, number 2021/43 in MADRID Date of registration: 23/02/2021
Registered acts:
Granting of powers of attorney.
Granting of powers of attorney.

Registration 81	Date of publication 01/09/20. Gazette no. 169. Reference no. 02913522020. Registered on Folio M-00473332 volume 35351, page 183. Deed authorised before the notary public GUTIERREZ MORENO PEDRO LUIS dated 04/08/2020, number 2020/1322 in MADRID Date of registration: 25/08/2020
Registered acts:
Granting of powers of attorney.

Registration 80	Date of publication 01/09/20. Gazette no. 169. Reference no. 02913512020. Registered on Folio M-00473332 volume 35351, page 183. Deed authorised before the notary public GUTIERREZ MORENO PEDRO LUIS dated 04/08/2020, number 2020/1315 in MADRID Date of registration: 25/08/2020
Registered acts:
Revocation of powers of attorney.
Revocation of powers of attorney.

Registration 79	Date of publication 14/07/20. Gazette no. 134. Reference no. 02213302020. Registered on Folio M-00473332 volume 35351, page 179. Deed authorised before the notary public BARREIROS FERNANDEZ FRANCISCO JAVIER dated 18/06/2020, number 2020/1256in MADRID Date of registration: 07/07/2020

Secure Verification Code (CSV): 099999083A745186DC638635

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Registered acts:
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.

Registration 78	Date of publication: 06/07/20. Gazette no. 128. Reference no. 02058692020. Registered on Folio M-00473332 volume 35351, page 179. Deed authorised before the notary public GUTIERREZ MORENO PEDRO LUIS dated 01/06/2020, number 2020/730 in MADRID Date of registration: 29/06/2020
Registered acts:
Granting of powers of attorney.
Granting of powers of attorney.

Registration 77	Date of publication 30/06/20. Gazette no. 124. Reference no. 01990672020. Registered on Folio M-00473332 volume 35351, page 178. Deed authorised before the notary public BARREIROS FERNANDEZ FRANCISCO JAVIER dated 29/05/2020, number 2020/1018 in MADRID Date of registration: 23/06/2020
Registered acts:
Granting of powers of attorney.

Registration 76	Date of publication 14/04/20. Gazette no. 71. Reference no. 01428532020. Registered on Folio M-00473332 volume 35351, page 178. Deed authorised before the notary public GUTIERREZ MORENO PEDRO LUIS dated 19/02/2020, number 2020/357 in MADRID Date of registration: 03/04/2020
Registered acts:
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.

Deposit of annual accounts	Index

Year 2023	Ordinary. Deposit date: 11/10/2024 Journal: 2024/189943 Deposit:
File: 3/2024/ 235881 Closing date: 31/12/2023. Main CNAE: 8291

Secure Verification Code (CSV): 099999083A745186DC638635

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Year 2022	Ordinary. Deposit date: 13/10/2023 Journal: 0/244358 Deposit:
File: 3/2023/236593 Closing date: 31/12/2022. Main CNAE: 8291

Year 2021	Ordinary. Deposit date: 01/03/2023 Journal: 0/274263 Deposit:
File: 3/2023/22479 Closing date: 31/12/2021. Main CNAE: 8291

Year 2020	Ordinary. Deposit date: 02/12/2021 Journal: 0/253605 Deposit:
File: 3/2021/261529 Closing date: 31/12/2020. Main CNAE: 8291

Year 2019	Ordinary. Deposit date 27/07/2021 Journal: 0/46433 Deposit:
File: 3/2021/99007 Closing date: 31/12/2019. Main CNAE: 8291

Year 2018	Ordinary. Deposit Date: 23/12/2019 Journal: 0/249031 Deposit:
File: 3/2019/241713 Closing date: 31/12/2018. Main CNAE: 8291

Year 2017	Ordinary. Deposit date: 31/10/2018 Journal: 0/205524 Deposit:
File: 3/2018/204879 Closing date: 31/12/2017. Main CNAE: 8291

Legalised books	Index

Year 2023	Date of legalisation:08/07/2024

Year 2022	Date of legalisation:03/04/2023

Year 2021	Date of legalisation:05/10/2022

Year 2020	Date of legalisation:15/10/2021

Year 2020	Date of legalisation:18/11/2022

Year 2019	Date of legalisation:15/10/2021

Year 2019	Date of legalisation:18/11/2022

Secure Verification Code (CSV): 099999083A745186DC638635

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Year 2018	Date of legalisation: 13/02/2020

Year 2017	Date of legalisation: 13/02/2020

Year 2017	Date of legalisation: 18/11/2022

Year 2016	Date of legalisation: 09/06/2016

Year 2016	Date of legalisation: 03/01/2018

Year 2016	Date of legalisation: 29/12/2017

Year 2015	Date of legalisation: 26/01/2015

Year 2015	Date of legalisation: 19/05/2015

Year 2015	Date of legalisation: 27/05/2016

Year 2015	Date of legalisation: 18/10/2016

Year 2014	Date of legalisation: 09/06/2015

Year 2013	Date of legalisation: 02/07/2014

Year 2012	Date of legalisation: 29/07/2013

Year 2011	Date of legalisation: 25/07/2012

Year 2010	Date of legalisation: 24/07/2012

Year 2009	Date of legalisation: 19/01/2009

Secure Verification Code (CSV): 099999083A745186DC638635

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Year 2009	Date of legalisation: 14/05/2010

Year 2009	Date of legalisation: 07/09/2010

Year 2009	Date of legalisation: 20/05/2009

This information is provided with reference to the data contained in the digital file of the Commercial Registry and is purely informative. In the event of any discrepancy, the content of the entries in the register shall prevail over the index maintained by digital procedures. The certificate issued by the Commercial Registrar is the only means of reliably certifying the content of the registrations and other documents filed or deposited at the Registry (Article 77 of the Commercial Registry Regulations).

BASIC INFORMATION ON PERSONAL DATA PROTECTION

Data Controller: Registrar/Entity listed in the header of the document. For further information, please see the other data protection information.

Purpose of processing: To provide the requested registration service including the practice of associated notifications and, where appropriate, invoicing thereof, as well as to comply with the legislation on money laundering and terrorist financing that may include profiling.

Legal basis for processing: The processing of the data is necessary: for the performance of a task carried out in the public interest or in exercise of public powers vested in the registrar, in compliance with the relevant legal obligations, as well as for the performance of the requested service.

Rights: Mortgage and commercial legislation establish a special regime with regard to the exercise of certain rights, and therefore the provisions of these will be complied with. For matters not provided for in the registry regulations, the provisions of data protection legislation shall apply, as indicated in the details of the additional information. In any case, the exercise of the rights recognised by the data protection legislation to the data owners shall comply with the requirements of the registration procedure.

Categories of data: Identity data, contact data, other data available in the additional data protection information.

Recipients: Processing of data by other recipients is foreseen. No international transfers are foreseen.

Sources from which the data originate: The data may come from: the data subject himself/herself, the presenter, the legal representative, Management/Advisory.

Other data protection information: Available at https://www.registradores.org/politica-de-privacidad-servicios-registrales depending on the type of registration service requested.

Secure Verification Code (CSV): 099999083A745186DC638635

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